Trade Names and Other Intangible Assets - Net - Schedule of Expected Amortization of Finite-Lived Intangible Assets (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012
Goodwill And Intangible Assets Disclosure [Abstract]
2013	$ 4,418
2014	4,418
2015	4,418
2016	4,418
2017	4,213
Thereafter	16,843
Net Carrying Value, definite lives	$ 38,728